Exhibit 24a1

                                POWER OF ATTORNEY


                  The undersigned, acting in the capacity or capacities with respect to Fortune Brands, Inc. stated with their respective names below, hereby constitute and appoint MARK A. ROCHE, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below (a) the Registration Statement on Form S-8 of the Fortune Brands, Inc. 1999 Long-Term Incentive Plan, (b) the Registration Statement on Form S-8 of the Fortune Brands Retirement Savings Plan, (c) the Registration Statement on Form S-8 of the Fortune Brands Hourly Employee Retirement Savings Plan, (d) Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (Registration No. 333-51173) of the Fortune Brands, Inc. Non-Employee Director Stock Option Plan and (e) any and all amendments and supplements thereto:

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

               Signature                                       Title                                 Date


        /s/ Norman H. Wesley                         Chairman of the Board and               January  20, 2000
---------------------------------------------         Chief Executive Officer
           Norman H. Wesley                       (principal executive officer) and
                                                             Director


       /s/ Craig P. Omtvedt                      Senior Vice President and Chief             January  24, 2000
---------------------------------------------           Financial Officer
           Craig P. Omtvedt                        (principal financial officer)



       /s/ Michael R. Mathieson                      Vice President and Chief                January  21, 2000
--------------------------------------------             Accounting Officer
         Michael R. Mathieson                       (principal accounting officer)


       /s/ Eugene R. Anderson
--------------------------------------------                 Director                        January  25, 2000
          Eugene R. Anderson

       /s/ Patricia O. Ewers
--------------------------------------------                 Director                        January  25, 2000
          Patricia O. Ewers

       /s/ Thomas C. Hays
--------------------------------------------                 Director                        January  24, 2000
            Thomas C. Hays

       /s/ John W. Johnstone, Jr.
--------------------------------------------                 Director                        January  21, 2000
        John W. Johnstone, Jr.

       /s/ Sidney J. Kirschner
--------------------------------------------                 Director                        January  24, 2000
         Sidney J. Kirschner

       /s/ Gordon R. Lohman
--------------------------------------------                 Director                        January  24, 2000
         Gordon R. Lohman

       /s/ Charles H. Pistor, Jr.
--------------------------------------------                 Director                        January  25, 2000
        Charles H. Pistor, Jr.

       /s/ Eugene A. Renna
--------------------------------------------                 Director                        January  24, 2000
           Eugene A. Renna

       /s/ Anne M. Tatlock
--------------------------------------------                 Director                        January  25, 2000
           Anne M. Tatlock

       /s/ Peter M. Wilson
--------------------------------------------                 Director                        January  24, 2000
           Peter M. Wilson
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